BT INVESTMENT FUNDS
                            INTERNATIONAL EQUITY FUND
                           LATIN AMERICAN EQUITY FUND

                             BT INSTITUTIONAL FUNDS
                            INTERNATIONAL EQUITY FUND


Dear Shareholder:

We are writing to let you know that a Special Meeting of the International Equity Fund and Latin American Equity Fund (series of BT Investment Funds) and International Equity Fund (a series of BT Institutional Funds) shareholders will be held on January 15, 1998, to vote on important proposals that affect each Fund.

At meetings of the Boards of Trustees (each a "Board" and, collectively, the "Boards") held September 2, 1997 and October 7, 1997, the Board of International Equity Portfolio, in which the International Equity Funds invest all of their investable assets, reviewed and unanimously approved a new Investment Advisory Agreement between Bankers Trust Company and International Equity Portfolio. The Board also reviewed and unanimously approved the execution of a Sub-Investment Advisory Agreement between Bankers Trust Company and BT Fund Managers International Limited on behalf of International Equity Portfolio.

At the same meetings, the Board of BT Investment Portfolios, on behalf of Latin American Equity Portfolio, in which the Latin American Equity Fund invests all of its investable assets, reviewed and unanimously approved a new Investment Advisory Agreement between Bankers Trust Company and BT Investment Portfolios, on behalf of Latin American Equity Portfolio. The Board also reviewed and unanimously approved the execution of a Sub-Investment Advisory Agreement between Bankers Trust Company and BT Fund Managers International Limited on behalf of Latin American Equity Portfolio.

The Portfolios' Boards have determined that these proposals are in the best interests of the investors of the International Equity Portfolio and the Latin American Equity Portfolio (each a "Portfolio" and, collectively, the "Portfolios") and, the Funds' Boards concurred with respect to the shareholders of the Funds, because the proposals provide for an enhancement of the Portfolios' resources to include the expertise, investment advice, and research services of an experienced investment advisory group that the Boards believe will be beneficial. The Boards unanimously recommend that you, the shareholders, also vote to approve these arrangements. APPROVAL OF THESE AGREEMENTS WILL NOT RESULT IN AN INCREASE IN THE FEES FOR INVESTMENT MANAGEMENT CURRENTLY PAID BY THE PORTFOLIOS.

For a more complete discussion of these proposals, please read the proxy statement, and exhibits thereto, in full. As a shareholder of a Fund, you have the opportunity to voice your opinion on these proposals. The enclosed package contains information about the proposals and the materials to use when voting by mail.

PLEASE VOTE PROMPTLY. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. IN ORDER TO SPARE THE EXPENSE OF FOLLOW-UP SOLICITATIONS, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD AS SOON AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE.

If you have any questions before you vote, please contact your service representative. Thank you for your participation.

Sincerely,


Bankers Trust Company
Investment Adviser of the Portfolios

                               BT INVESTMENT FUNDS
                            INTERNATIONAL EQUITY FUND
                           LATIN AMERICAN EQUITY FUND

                             BT INSTITUTIONAL FUNDS
                            INTERNATIONAL EQUITY FUND
      One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006
                                 1(800)730-1313

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 15, 1998

A Special Meeting of Shareholders of the International Equity Fund and Latin American Equity Fund (series of BT Investment Funds) and International Equity Fund (a series of BT Institutional Funds), will be held at the offices of BT Alex. Brown, Inc., One South Street, Baltimore, Maryland 21202, on January 15, 1998, at 10:00 a.m. for the following purposes, all as set forth in the accompanying Proxy Statement. The International Equity Funds invest all of their investable assets in International Equity Portfolio and Latin American Equity Fund invests all of its investable assets in Latin American Equity Portfolio.

PROPOSAL 1. Approval or disapproval of a new Investment Advisory Agreement by and between International Equity Portfolio and Bankers Trust Company and approval or disapproval of a new Investment Advisory Agreement by and between BT Investment Portfolios, on behalf of Latin American Equity Portfolio, and Bankers Trust Company;

PROPOSAL 2. Approval or disapproval of a Sub-Investment Advisory Agreement by and between Bankers Trust Company and BT Fund Managers International Limited on behalf of International Equity Portfolio and approval or disapproval of a Sub-Investment Advisory Agreement by and between Bankers Trust Company and BT Investment Portfolios, on behalf of Latin American Equity Portfolio; and

PROPOSAL 3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

The Boards of Trustees have fixed November 25, 1997, as the record date for determination of shareholders entitled to vote at the Meeting.

                                                        By Order of the Trustees


                                                                   Jay S. Neuman
                                                                       Secretary

                                                                December 3, 1997

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE STAMPED, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                         VALID SIGNATURES


            CORPORATE ACCOUNTS

            (1) ABC Corp. ..........................ABC Corp.
            (2) ABC Corp. ..........................John Doe, Treasurer
            (3) ABC Corp.
                  c/o John Doe, Treasurer ...............John Doe
            (4) ABC Corp. Profit Sharing Plan ....John Doe, Trustee


            TRUST ACCOUNTS

            (1) ABC Trust ..............................Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 .............................Jane B. Doe


            CUSTODIAL OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA ..John B. Smith
            (2) John B. Smith ...................John B. Smith, Jr., Executor

3

                                PRELIMINARY COPY

                                 PROXY STATEMENT

                                     Summary

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (the "Boards") of BT Investment Funds and BT Institutional Funds (each a "Trust" and, collectively, the "Trusts") to be used at a Special Meeting of Shareholders (the "Meeting") of International Equity Fund and Latin American Equity Fund (series of BT Investment Funds) and International Equity Fund (a series of BT Institutional Funds) (each a "Fund" and, collectively, the "Funds") to be held at the offices of BT Alex. Brown, Inc., One South Street, Baltimore, Maryland 21202, on January 15, 1998, at 10:00 a.m., for the purposes set forth in the accompanying Notice.

The International Equity Funds seek to achieve their respective investment objective by investing all of their investable assets in International Equity Portfolio. The Latin American Equity Fund seeks to achieve its investment objective by investing all of its investable assets in Latin American Equity Portfolio, a series of BT Investment Portfolios. (International Equity Portfolio and Latin American Equity Portfolio are referred to herein collectively as the "Portfolios.") The Portfolios, which have the same investment objective as the Funds investing in them, are open-end management investment companies.

Bankers Trust Company ("Bankers Trust") has served as the investment adviser for each Portfolio since its inception. Acting on Bankers Trust's recommendation, the Board of Trustees of each Portfolio has approved new contracts to effect the appointment of an affiliate of Bankers Trust, BT Fund Managers International Limited ("FMIL"), as a Sub-Adviser to each Portfolio. Please note that, with respect to the International Equity Portfolio, Bankers Trust has no intention to change the current New York-based portfolio management team. Under the proposed sub-advisory arrangement, FMIL would provide additional global research resources and foreign currency management expertise to International Equity Portfolio's current management team. However, before FMIL can begin to serve as a Sub-Adviser, shareholders of the Funds must also approve: the new Investment Advisory Agreement, which differs from Bankers Trust's current contract mainly in that it gives Bankers Trust the ability to delegate some or all of its investment advisory duties (Proposal 1); as well as the new Sub-Investment Advisory Agreement between Bankers Trust and FMIL (Proposal 2). Approval of these Agreements will not result in an increase in the fees for investment management currently paid by the Portfolios. THE TRUSTEES OF THE PORTFOLIOS AND THE FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR BOTH PROPOSALS. These matters will be voted on separately with respect to each Portfolio by the shareholders of its corresponding Fund(s).

                               GENERAL INFORMATION

Solicitation of proxies is first being made by the mailing of this Notice and Proxy Statement, with its enclosures, on or about December 3, 1997.

Each Trust will furnish, without charge, a copy of their respective Fund's most recent annual report, which includes audited financial statements, to any shareholder of record upon request. Requests for an annual report should be directed to the Service Agent, Bankers Trust Company, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, or by calling toll-free 1-800-730-1313.

On November 25, 1997 ("Record Date"), the following Funds had shares of beneficial interest outstanding, in the number indicated, that are entitled to vote:

International Equity Fund (a series of BT Investment Funds)
      XXX shares outstanding
Latin American Equity Fund (a series of BT Investment Funds)
      XXX shares outstanding
International Equity Fund (a series of BT Institutional Funds)
      XXX shares outstanding

As of the Record Date, all Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of its respective Fund(s) and of the Trust. The following persons beneficially owned more than 5% of the outstanding shares of the Funds on the Record Date:

International Equity Fund (a series of BT Investment Funds)
      [Insert 5 % holders]
Latin American Equity Fund (a series of BT Investment Funds) [Insert 5 %
      holders]
International Equity Fund - (a series of BT Institutional Funds) Class I Shares
      [Insert 5 % holders] Class II Shares [Insert 5 % holders]

Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of both International Equity Funds will vote as a single group. Separate votes will be taken on each proposal by both the International Equity Funds and by the Latin American Equity Fund. A quorum for each Fund is required in order to hold the Meeting with respect to that Fund. The holders of a majority of the shares of each Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for each Fund at the Meeting. It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

For purposes of determining a quorum for each Fund for transacting business at the Meeting, abstentions and broker "non- votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "FOR" the proposals and "FOR" any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the respective Trust, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for the proposals.

Shareholders of the Funds are being asked to vote on the following proposals with respect to the Portfolios because the Portfolios have requested their investors (principally the Trusts) to vote on the proposals. The Trusts will cast all of the Funds' votes in the same proportion as the votes of the Funds' shareholders. Fund shareholders who do not vote will not affect the Trusts' votes as investors in the Portfolios. The percentage of the Trusts' votes representing Fund shareholders not voting will be voted by the Trustees or officers of the respective Trust in the same proportion as Fund shareholders who do, in fact, vote (including abstentions). Each of the proposals with respect to a Portfolio will require approval by a "majority of the outstanding voting securities" of that Portfolio.

As defined by the Investment Company Act of 1940, "majority of the outstanding voting securities" of a Portfolio means the lesser of (a) 67% of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

Because of the voting procedure described above, these voting percentages will be applied and determined at the Fund level. In the case of the International Equity Portfolio, they will be applied to the combined shares outstanding, and votes cast on behalf, of the two International Equity Funds.

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN INTERNATIONAL EQUITY PORTFOLIO AND BANKERS TRUST COMPANY AND APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BT INVESTMENT PORTFOLIOS, ON BEHALF OF LATIN AMERICAN EQUITY PORTFOLIO, AND BANKERS TRUST COMPANY.

On April 8, 1992, International Equity Portfolio entered into an Investment Advisory Agreement ("Present Contract - 1992") with Bankers Trust to act as the Portfolio's investment adviser. For the services provided and the expenses assumed pursuant to the Present Contract - 1992, the International Equity Portfolio pays Bankers Trust a fee, computed daily and payable monthly, an amount equal to the rate of 0.65% of the International Equity Portfolio's average daily net assets.

On April 28, 1993, BT Investment Portfolios, on behalf of its beneficial interests, of which Latin American Equity Portfolio is one, entered into an Investment Advisory Agreement ("Present Contract - 1993") with Bankers Trust to act as the Portfolio's investment adviser. For the services provided and the expenses assumed pursuant to the Present Contract - 1993, BT Investment Portfolios, on behalf of Latin American Equity Portfolio, pays Bankers Trust a fee, computed daily and payable monthly, an amount equal to the rate of 1.00% of the Latin American Equity Portfolio's average daily net assets.

The terms of the Present Contract - 1992 and Present Contract - 1993 ("Present Contracts") are substantially identical. Each of the Present Contracts was most recently approved by its respective Trustees, including a majority of the Trustees who are not interested Trustees, on March 26, 1997, at a regular meeting of the Board of Trustees.

Shareholders of the Funds are being asked to approve a new investment advisory contract ("New Contract") which is substantially identical to each of the Present Contracts. The provisions of the New Contract differ from those of the Present Contracts in only two respects. First, the proposed New Contract contains a new provision, sub-paragraph 2(d), that grants Bankers Trust specific ability to delegate all or a portion of its investment management responsibilities to a sub-adviser. Second, references in the Present Contracts to state "Blue Sky" limitations have been deleted, because such limitations have become inoperative with the passage of the National Securities Markets Improvement Act of 1996. NO CHANGES TO THE PORTFOLIOS' ADVISORY FEES ARE BEING PROPOSED; THUS, APPROVAL OF THE PROPOSALS WILL NOT AFFECT THE EXPENSES OF ANY FUND.

A copy of the New Contract is attached hereto as Exhibit 1.

The Trustees of the Portfolios and the Funds considered the New Contract at their meetings on September 2, 1997 and October 7, 1997. Bankers Trust recommended approval of the New Contract primarily to give it the ability to delegate certain advisory duties to a sub-adviser (as discussed in Proposal 2 below). For the reasons discussed in connection with approving the addition of FMIL as the sub-adviser (see Proposal 2), the Trustees unanimously approved the New Contract on October 7, 1997.

As with the Present Contracts, under the terms of the New Contract, Bankers Trust would be responsible for the management of each Portfolio subject to the supervision and direction of their respective Boards. Bankers Trust agrees to provide a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. Bankers Trust will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. Bankers Trust provides the services rendered in accordance with each Portfolio's investment objective as stated in the Portfolio's then-current Registration Statement on Form N-1A. Bankers Trust would undertake to conform with all applicable Rules and Regulations of the Securities and Exchange Commission and with the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended and conducts its activities in accordance with regulations of the Board of Governors of the Federal Reserve system. As noted above, however, the New Contract specifically permits Bankers Trust to delegate all or a portion of its duties to a sub-investment adviser.

As with the Present Contracts, Bankers Trust would bear all expenses in connection with the performance of services under the New Contract, including expenses of retaining a sub-investment adviser.

As with the Present Contracts, the New Contract provides that Bankers Trust shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the New Contract relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Bankers Trust or reckless disregard of the obligations or duties of Bankers Trust under the New Contract.

The New Contract will remain in effect until the second anniversary of the date of its execution and shall continue in effect for successive twelve month periods with respect to each Portfolio, provided such continuance is specifically approved at least annually by vote of a majority of the respective Portfolio's Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of each Portfolio. The New Contract may be terminated by the respective Portfolio's Trustees at any time without penalty, or by a vote of a majority of the outstanding voting securities of a respective Portfolio on 60 days' written notice to Bankers Trust. The New Contract may be terminated by Bankers Trust at any time, without penalty, on 90 days' written notice to the Portfolios. The New Contract will immediately terminate in the event of its assignment (as such term is defined in the Investment Company Act of 1940) or in the event of the termination of the Portfolios' New Contract with Bankers Trust.

For the fiscal year ended September 30, 1997, Bankers Trust accrued $556,352.16 in compensation for investment advisory services provided to International Equity Portfolio. During the same period, Bankers Trust reimbursed $529,389.52 to the Portfolio to cover expenses.

For the fiscal year ended September 30, 1997, Bankers Trust accrued $28,775.99 in compensation for investment advisory services provided to Latin American Equity Portfolio. During the same period, Bankers Trust reimbursed $84,637.82 to the Portfolio to cover expenses.

           INFORMATION REGARDING BANKERS TRUST, THE INVESTMENT ADVISER

Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. The business address of Bankers Trust and each of its officers and Trustees is One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006.

As of September 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $140 billion.

Set forth below are the names, addresses, and principal businesses of the directors and principal executive officers of Bankers Trust:

   Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

   Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

   George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

   David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

   Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

   A.B. Krongard, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice President of the Board of Directors of Bankers
   Trust New York Corporation and Bankers Trust Company; Director, Bankers
    Trust New York Corporation; Director, Alex. Brown Capital Advisory &
   Trust Company; Director, Securities Industry Association.

   Lee A. Ault III, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. President, Lee Ault & Company; General Partner, Badger Ridge Farm; Director, Bankers Trust Company; Director, Equifax Inc.; Director, Pacific Crest Outward Bound School; Director, Saltec International, Inc.; Director, Sunrise Medical Inc.; Director, Viking Office Products, Inc.

   Neil R. Austrian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. President and Chief Operating Officer, National Football League; Director, Bankers Trust Company; Director, Refac Technology; Trustee, Swarthmore College; Director, Viking Office Products, Inc.

   George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

   Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

   William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The
   Williams Companies, Inc.; and Director, National Retail Federation.

   Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

   Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group Pic.

   N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and
   Director, Xerox Corporation.

   Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

   Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

   Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

   G. Richard Thoman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. President and Chief Operating Officer, Xerox Corporation; Director, Bankers Trust Company; Director, Union Bancaire Privee.

   Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

The following schedule lists the advisory fees for each of the investment companies with a similar investment objective for which Bankers Trust acts as investment adviser and its approximate net assets (in millions), in parentheses, as of March 31, 1997:
                  BT INVESTMENT PORTFOLIOS PACIFIC BASIN EQUITY PORTFOLIO ($31.9) .75% of 1% of Average Daily Net Assets SMALL CAP PORTFOLIO.($148.2) .65% of 1% of Average Daily Net Assets (.58% after reimbursements or waivers) CAPITAL APPRECIATION PORTFOLIO ($45.3) .65% of 1% of Average Daily Net Assets (.58% after reimbursements or waivers)
                  BT INVESTMENT EQUITY APPRECIATION FUND ($128.8) .65% of 1% of Average Daily Net Assets (.58% after reimbursements or waivers)

Under Administration and Services Agreements with each Portfolio and each Trust, Bankers Trust provides administrative and other services, including custody, transfer agency, and fund accounting, to the Portfolios and the Trusts. On a continuous basis, Bankers Trust furnishes the Portfolios and the Funds with such administrative and accounting services as the Boards reasonably deem necessary for the proper administration of the Portfolios and the Trusts, including statistical and research data; agendas, minutes, and supporting documentation for meetings of the respective Boards of Trustees; monitoring reports and assistance regarding the Portfolio's and Trust's compliance with its respective investment objective and policies and federal and state securities laws; accounting, bookkeeping and recordkeeping services; calculation of the value of each Portfolio's and each Fund's assets; and generally assists in all aspects of the Portfolios' and Funds' operations.

As Custodian for the Portfolios and the Trusts, Bankers Trust holds, and is responsible for, each Fund's and each Portfolio's securities and monies in segregated Custodial Accounts.

As Transfer Agent, Bankers Trust maintains shareholder account records for each Portfolio and each Fund; issues, transfers and cancels stock certificates; processes, and prepares and mails confirmations to shareholders for, purchases and liquidations of shares and other transactions; handles certain communications between shareholders and the Trusts; and causes to be distributed any dividends and distributions payable by the Trusts.

For the fiscal year ended September 30, 1997, Bankers Trust accrued $665,206.88 in compensation for administrative and other services provided to the BT Investment Funds' International Equity Fund. During the same period, Bankers Trust reimbursed $49,136.73 to cover expenses.

For the fiscal year ended September 30, 1997, Bankers Trust accrued $24,245.75 in compensation for administrative and other services provided to the BT Institutional Funds' International Equity Fund. During the same period, Bankers Trust reimbursed $50,073.70 to cover expenses.

For the fiscal year ended September 30, 1997, Bankers Trust received $475,456.23 in compensation for administrative and other services provided to International Equity Portfolio.

For the fiscal year ended September 30, 1997, Bankers Trust accrued $27,137.34 in compensation for administrative and other services provided to Latin American Equity Fund. During the same period, Bankers Trust reimbursed $32,230.64 to cover expenses. For the same period, Bankers Trust received $55,108.09 in compensation for administrative and other services provided to Latin American Equity Portfolio.

THE BOARDS OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE FUNDS' SHAREHOLDERS APPROVE PROPOSAL 1.

THE APPROVAL OF PROPOSAL 2. IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 1. IN THE EVENT THAT THE NEW INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED BY THE FUNDS' SHAREHOLDERS, BANKERS TRUST WOULD REMAIN SOLELY RESPONSIBLE FOR PROVIDING INVESTMENT ADVICE TO THE PORTFOLIOS UNDER THE TERMS OF THE PRESENT CONTRACTS, EVEN IF THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT DISCUSSED IN PROPOSAL 2 BELOW IS APPROVED. LIKEWISE, IF THE NEW INVESTMENT ADVISORY AGREEMENT IS APPROVED BUT THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED, BANKERS TRUST WOULD AGAIN BE SOLELY RESPONSIBLE FOR PROVIDING INVESTMENT ADVICE TO THE PORTFOLIOS UNDER THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2. APPROVAL OR DISAPPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BANKERS TRUST COMPANY AND BT FUND MANAGERS INTERNATIONAL LIMITED ON BEHALF OF INTERNATIONAL EQUITY PORTFOLIO AND APPROVAL OR DISAPPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BANKERS TRUST COMPANY AND BT INVESTMENT PORTFOLIOS, ON BEHALF OF LATIN AMERICAN EQUITY PORTFOLIO.

Under the terms of the proposed Sub-Investment Advisory Agreement, FMIL would manage the Portfolios subject to the supervision and direction of Bankers Trust and the respective Boards of each Portfolio. As discussed further below, FMIL, like Bankers Trust, is also a wholly owned subsidiary of Bankers Trust New York Corporation. Under this Agreement, FMIL agrees to provide a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. FMIL will determine from time to time what securities and other investments will be purchased, retained or sold by a Portfolio. FMIL will provide the services rendered in accordance with each Portfolio's investment objective as stated in the Portfolio's then-current Registration Statement on Form N-1A. FMIL further agrees to conform with all applicable Rules and Regulations of the Securities and Exchange Commission and with the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, and will conduct its activities in accordance with regulations of the Board of Governors of the Federal Reserve system.

The Sub-Investment Advisory Agreement provides that FMIL shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Sub-Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties of FMIL under the Sub-Investment Advisory Agreement.

The Sub-Investment Advisory Agreement will remain in effect until the second anniversary of the date of its execution and shall continue in effect for successive twelve month periods with respect to each Portfolio, provided such continuance is specifically approved at least annually by vote of a majority of the respective Portfolio's Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or by vote of a majority of the outstanding voting securities of each Portfolio. The Sub-Investment Advisory Agreement may be terminated with respect to any Portfolio at any time without penalty, by the Trustees, upon notification to the Trustees or by a vote of a majority of the outstanding voting securities of a respective Portfolio on 60 days' written notice to FMIL. The Sub-Investment Advisory Agreement may be terminated by FMIL at any time, without penalty, on 90 days' written notice to Bankers Trust and the Portfolios. The Sub-Investment Advisory Agreement will immediately terminate in the event of its assignment (as such term is defined in the Investment Company Act of 1940 and the rules thereunder).

For the services provided and the expenses assumed by FMIL pursuant to the Sub-Investment Advisory Agreement, Bankers Trust, the investment adviser, will pay FMIL a fee, computed daily and payable monthly, equal to 100% of Bankers Trust's monthly fee as adviser to Latin American Equity Portfolio, multiplied by the amount of Bankers Trust's advisory fee after application of waivers and/or reimbursements, if any. With respect to International Equity Portfolio, BT shall pay FMIL for those assets which FMIL participates in managing [50]% of BT's monthly compensation receivable pursuant to the Investment Advisory Agreement with respect to such assets after the application of waivers and/or reimbursements, if any.

A copy of the Sub-Investment Advisory Agreement is attached hereto as Exhibit 2.

 INFORMATION REGARDING THE PROPOSED SUB-ADVISER, BT FUND MANAGERS INTERNATIONAL
                                    LIMITED

BT Fund Managers International Limited is a wholly owned registered investment advisory subsidiary of Bankers Trust Australia Limited ("BTAL"). BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. BTAL, which was granted a banking license in 1986, is the parent of Bankers Trust Australia Group which is headquartered in Sydney, Australia, with offices in Melbourne, Perth, Brisbane, Adelaide, London and Hong Kong.

The Trustees of the Portfolios and the Funds considered Bankers Trust's recommendation for the addition of FMIL, a registered investment adviser, as a Sub-Adviser to the Portfolios at their meetings on September 2, 1997, and October 7, 1997, and unanimously approved this action and the related Agreements at the latter meeting. Among the factors considered by the Trustees was their familiarity with the services currently performed by FMIL as Sub-Adviser to the Pacific Basin Equity Portfolio (another series of BT Investment Portfolios), and that Portfolio's strong relative performance. They also reviewed the background and experience of the FMIL portfolio management team, under the leadership of Mr. Paul Durham, Executive Vice President and head of emerging markets equity management. The Trustees also considered FMIL's favorable performance record in managing investments in a variety of regional and global market sectors, including Latin America.

In making these presentations to the Trustees, Bankers Trust and FMIL noted that FMIL has earned recognition as a leading global investment organization. This success was attributed to a number of factors, including a highly experienced and skilled staff (totaling over 80 portfolio managers and analysts) that functions effectively in a team approach; consistent application of strong investment research capabilities using Bankers Trust's offices worldwide and other proprietary resources to formulate unique analyses of potential investments; a process that includes a large number of on-site visits to companies being considered for investment and rigorous quantitative analysis; thorough analysis and active management of various risks; and the significant amounts of assets currently managed in these markets. In this regard, it was noted that FMIL manages over $40 billion in assets for clients throughout the world, including over $2 billion currently for U.S. clients.

The Trustees also considered Bankers Trust's assessment that the addition of FMIL as Sub-Adviser would enhance Bankers Trust's ability to draw on these proprietary research-related resources and other strengths in managing the Portfolios. It was noted that FMIL also has extensive experience in foreign currency transactions and currency risk management, as well as in how to effectively trade in various foreign markets, all of which would be of value to the Portfolios. On a more general level, Bankers Trust suggested that the ability to associate these Portfolios more closely with FMIL is expected to produce collateral benefits as well. In that regard, the Trustees reviewed prior discussions concerning Bankers Trust's overall desire to restructure its various asset management units in order to present clearer distinctions to the marketplace and leverage the unique strengths of each unit. It was noted that Bankers Trust itself is generally recognized as a top-quality "quantitative" manager of indexed, stable value, and other structured products, but is perhaps much less recognized for its skill in active investment management. On the other hand, Bankers Trust suggested that FMIL is already acknowledged as a strong active manager of global assets, and thus it is believed that adding FMIL's name to the Portfolios' management structure will enable a more focused and effective marketing approach, which could emphasize the combined strengths of Bankers Trust and FMIL. Bankers Trust suggested that in this way the Funds could better position themselves for future growth.

The Trustees also considered Bankers Trust's statement that there was no present intention to change the particular portfolio managers currently responsible for the International Equity Portfolio, although, as a matter of internal organization, their unit would be encompassed within FMIL. With respect to the Latin American Equity Portfolio, the Trustees spoke with, and reviewed the qualifications of, Mr. Mark Haet, who would assume primary responsibility for management of this Portfolio if the Proposals are approved. In addition to reviewing Mr. Haet's strong performance in managing other Latin American investment products for FMIL, the Trustees noted that he and his colleagues at FMIL spend an average of six to eight weeks a year on site in Latin America, researching investment prospects.

The Trustees reviewed FMIL's compliance processes, in which Bankers Trust expressed a high degree of confidence, noting Bankers Trust's frequent communications with FMIL on compliance matters and FMIL's diligence in this important area. Representatives of FMIL discussed with the Trustees their procedures for producing and reviewing risk assessments on each managed portfolio.

Set forth below are the names and addresses of the directors and officers of
FMIL:

   David Martin Hoare, 16A Stanhope Road, Killara NSW 2071, Australia, Chairman of the Board.

   Kevin Patrick O'Donnell, 4/33 Muston Street, Mosman NSW 2088, Australia, Director.

   David Maurice Williams, 7 Victoria Avenue, Canterbury VIC 3126, Australia, Director.

THE BOARDS OF THE TRUSTS UNANIMOUSLY RECOMMEND THAT THE FUNDS' SHAREHOLDERS APPROVE PROPOSAL 2.

PROPOSAL 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Neither the Trustees of the Trusts nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by others, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment.


ADDITIONAL INFORMATION

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of the Trusts to be used at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. on January 15, 1998, at the offices of BT Alex. Brown, Inc., One South Street, Baltimore, Maryland 21202 and at any adjournment thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about December 3, 1997.

Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trusts, Edgewood Services, Inc., the distributor of shares of the Funds, and/or Bankers Trust or its agents. Expenses of the proxy solicitation and the preparation of enclosures to the Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Funds and expenses incurred in connection with the preparation of this Proxy Statement, will be borne by Bankers Trust.

In the event that sufficient votes to approve the Proposals are not received by January 15, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.

                              SHAREHOLDER PROPOSALS

The Trusts do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address on the cover page of this Proxy Statement.

                    IT IS IMPORTANT THAT PROXIES BE RETURNED.

                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS

INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, Pennsylvania 15230-0897

TRANSFER AGENT AND CUSTODIAN
BANKERS TRUST COMPANY
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006

SERVICE AGENT
BANKERS TRUST COMPANY
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006
1(800)730-3131

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street
Suite 900
Kansas City, Missouri 64105

COUNSEL WILLKIE FARR AND GALLAGHER One Citicorp Center 153 East 53rd Street New York, NY 10022-4669

BT INVESTMENT FUNDS
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006

BT INSTITUTIONAL FUNDS
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES
                OF BT INVESTMENT FUNDS AND BT INSTITUTIONAL FUNDS

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby appoints Jay S. Neuman, C. Todd Gibson, Scott Liotta, Amy Olmert, and Brian Wixted as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of beneficial interest of International Equity Fund and/or Latin American Equity Fund (series of BT Investment Funds) and/or International Equity Fund (a series of BT Institutional Funds) held of record by the undersigned on November 25, 1997, at the Special Meeting of Shareholders to be held on January 15, 1998 or any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

The Boards recommend that you vote FOR each of the following proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF BT INVESTMENT FUNDS AND BT INSTITUTIONAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN INTERNATIONAL EQUITY PORTFOLIO AND BANKERS TRUST COMPANY AND APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BT INVESTMENT PORTFOLIOS, ON BEHALF OF LATIN AMERICAN EQUITY PORTFOLIO, AND BANKERS TRUST COMPANY.
                        FOR         [   ]
                        AGAINST     [   ]
                        ABSTAIN     [   ]

PROPOSAL 2. APPROVAL OR DISAPPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BANKERS TRUST COMPANY AND BT FUND MANAGERS INTERNATIONAL LIMITED ON BEHALF OF INTERNATIONAL EQUITY PORTFOLIO AND APPROVAL OR DISAPPROVAL OF A SUB-INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN BANKERS TRUST COMPANY AND BT INVESTMENT PORTFOLIOS, ON BEHALF OF LATIN AMERICAN EQUITY PORTFOLIO.
                        FOR         [   ]
                        AGAINST     [   ]
                        ABSTAIN     [   ]

THE APPROVAL OF PROPOSAL 2. IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 1. IN THE EVENT THAT THE NEW INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED BY THE FUNDS' SHAREHOLDERS, BANKERS TRUST WOULD REMAIN SOLELY RESPONSIBLE FOR PROVIDING INVESTMENT ADVICE TO THE PORTFOLIOS UNDER THE TERMS OF THE PRESENT CONTRACTS, EVEN IF THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT DISCUSSED IN PROPOSAL 2 IS APPROVED. LIKEWISE, IF THE NEW INVESTMENT ADVISORY AGREEMENT IS APPROVED BUT THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENT IS NOT APPROVED, BANKERS TRUST WOULD AGAIN BE SOLELY RESPONSIBLE FOR PROVIDING INVESTMENT ADVICE TO THE PORTFOLIOS UNDER THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT.

YOUR VOTE IS IMPORTANT                                _____________________
Please complete, sign and return                                      Date
this card as soon as possible.
Mark with an X in the box.                            _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)

                                                                       EXHIBIT 1
                                                   INVESTMENT ADVISORY AGREEMENT
                   (International/Global Funds - - as revised)

      AGREEMENT made as of , 1997 by and between INTERNATIONAL EQUITY PORTFOLIO and BT INVESTMENT PORTFOLIOS, each a New York trust (each herein called a "Trust" and collectively, the "Trusts"), on behalf of itself and/or the series of beneficial interests of the Trust listed on Exhibit A hereto (each herein called a "Portfolio" and collectively, the "Portfolios") and BANKERS TRUST COMPANY (herein called the "Investment Adviser").

      WHEREAS, each Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

      WHEREAS, the Trusts desire to retain the Investment Adviser to render investment advisory and other services to the Portfolios, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

      NOW, THEREFORE, this Agreement.

                              W I T N E S S E T H:

      In consideration of the promises and mutual covenants herein contained, it is agreed between the parties as follows:

      1. Appointment. Each Trust hereby appoints the Investment Adviser to act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. Management. Subject to the supervision of the Board of Trustees of the respective Trust (the "Trustees"), the Investment Adviser will provide a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The Investment Adviser will provide the services rendered by it hereunder in accordance with each Portfolio's investment objective(s) and policies as stated in the Portfolio's then-current Registration Statement on Form N-1A. The Investment Adviser further agrees that it:

         (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules") and with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, all as amended, and will in addition conduct its activities under this Agreement in accordance with regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

         (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion;

         (c) will maintain books and records with respect to each Portfolio's securities transactions and will render to the Trustees such periodic and special reports as the Trustees may request; and

         (d) upon the approval of a Majority of the Outstanding Voting Securities of the Portfolio and the Trustees in the manner specified in Section 8 hereof, and subject to the supervision of the Trustees, the Investment Adviser may cause to be furnished to each Portfolio all or a portion of the foregoing investment management services by delegating all or a portion of such services to a sub-investment adviser (the "Sub-Adviser"). In the event of such delegation, included among the specific services to be provided directly by the Investment Adviser are: the selection and compensation of the Sub-Adviser; the review of all purchases and sales of portfolio instruments made by the Portfolio to assess compliance with its stated investment objective and policies; the monitoring of the selection of brokers and dealers effecting transactions on behalf of the Portfolio; the maintenance and furnishing of all required records or reports pertaining to the Portfolio to the extent those records or reports are not maintained or furnished by the Sub-Adviser or other agents employed by the Portfolio; and the providing of general administrative services to the Portfolio not otherwise provided by the Sub-Adviser or other agents employed by the Portfolio.

      3. Services Not Exclusive. The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

      4. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it or any Sub-Adviser maintains for a Portfolio are the property of the Portfolio and further agrees to surrender, or cause to be surrendered, promptly to the Portfolio any of such records upon the Portfolio's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Investment Advisers Act of 1940 pertaining to the maintenance of books and records.

      5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Portfolios.

      6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each Portfolio will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, on an annual basis equal to the percentage of the Portfolio's respective average daily net assets as listed on Exhibit A hereto.

      7. Limitation of Liability of the Investment Adviser; Indemnification.
         (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         (b) Subject to the exceptions and limitations contained in Section 7(c) below:

            (i) the Investment Adviser (hereinafter referred to as a "Covered Person") shall be indemnified by a Portfolio to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Adviser of the Portfolio, and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to a Portfolio or its investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Portfolio; or

            (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A)  by the court or other body approving the settlement; or

               (B) by at least a majority of those Trustees who are neither
            Interested Persons of the Portfolio nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in the Portfolio may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Portfolios, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Portfolio personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

         (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the Portfolio from time to time prior to final disposition thereof, upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Portfolio if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or
(ii) the Portfolio shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Portfolio nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

      8. Duration and Termination. This Agreement shall be effective as to a Portfolio as of the date this Agreement shall have been approved by the Trustees of the Trust and the investor(s) in the Portfolio in the manner contemplated by
Section 15 of the 1940 Act and as reflected on Exhibit A hereto and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to a Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a Majority of the Outstanding Voting Securities of the Portfolio; provided, however, that this Agreement may be terminated by a Trust on behalf of a Portfolio at any time, without the payment of any penalty, by the Trustees, by vote of a Majority of the Outstanding Voting Securities of the Portfolio on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its Assignment. (As used in this Agreement, the terms "Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

      9. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective until approved by vote of a Majority of the Outstanding Voting Securities of the Portfolio.

      10. (a) Representations and Warranties. The Investment Adviser hereby represents and warrants as follows:

              (i) The Investment Adviser is exempt from registration under the Investment Advisers Act of 1940;

              (ii) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under, this Agreement;

              (iii) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

              (iv) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

          (b) Covenants. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect,

              (i) The Investment Adviser shall remain either exempt from, or registered under, the registration provisions of the Investment Advisers Act of 1940; and

              (ii) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

      11. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser at 130 Liberty Street (Bankers Trust Plaza), New York, New York 10006 or (b) to the Portfolio c/o Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

      12. Waiver. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in the Portfolio, other than beneficial interests in the Portfolio at their then net asset value, which arise out of any action or inaction of the Portfolio under this Agreement.

      13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of New York, without reference to principles of conflicts of law

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                             INTERNATIONAL EQUITY PORTFOLIO


                                    By:
                                    Name:  Ronald M. Petnuch
                                    Title:     President





Attest:                             BT INVESTMENT PORTFOLIOS,


                                    By:
                                    Name:  Ronald M. Petnuch
                                    Title:     President





Attest:                             BANKERS TRUST COMPANY


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT A
                                     to the
                          INVESTMENT ADVISORY AGREEMENT
                   (International/Global Funds - - as revised)


Name of Trust/Portfolio                         Fee         Effective Date

INTERNATIONAL EQUITY PORTFOLIO                  0.65%

BT INVESTMENT PORTFOLIOS:
     Latin American Equity Portfolio            1.00%

35

                                                                       EXHIBIT 2
                        SUB-INVESTMENT ADVISORY AGREEMENT
                   (International/Global Funds - - as revised)


      AGREEMENT made as of , 1997 by and between BANKERS TRUST COMPANY (herein called "BT") and BT FUND MANAGERS (INTERNATIONAL) LIMITED (ACN 061 086 306) (herein called the "Sub-Adviser").

      WHEREAS, each of INTERNATIONAL EQUITY PORTFOLIO and BT INVESTMENT PORTFOLIOS, is a New York trust (each herein called a "Trust" and collectively, the "Trusts"), which is registered as an open-end management investment company under the Investment Company Act of 1940;

      WHEREAS, each Trust has retained BT to serve as the investment adviser of itself and/or the series of beneficial interests of the Trust listed on Exhibit A hereto (each herein called a "Portfolio" and collectively, the "Portfolios") pursuant to an Investment Advisory Agreement that permits BT to delegate certain investment advisory services thereunder to a sub-investment adviser selected by BT;

      WHEREAS, BT desires to retain the Sub-Adviser to render to the Portfolios certain investment advisory services, and the Sub-Adviser is willing to so render such services on the terms hereinafter set forth;

      NOW, THEREFORE, this Agreement.

                              W I T N E S S E T H:

      In consideration of the promises and mutual covenants herein contained, it is agreed between the parties as follows:

      1. Appointment. BT hereby appoints the Sub-Adviser to act as sub-investment adviser to all or a portion of each Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. Management. Subject to the supervision of BT and the Board of Trustees of the respective Trust (the "Trustees"), the Sub-Adviser will provide a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective(s) and policies as stated in the Portfolio's then-current Registration Statement on Form N-1A as attached hereto in Exhibit B and by this reference incorporated herein. The Sub-Adviser further agrees that it:

         (a) will conform with all applicable Rules and Regulations of the US Securities and Exchange Commission (herein called the "Rules") and with the US Securities Act of 1933, the US Securities Exchange Act of 1934 (the "1934 Act"), the US Investment Company Act of 1940 (the "1940 Act") and the US Investment Advisers Act of 1940 (the "Advisers Act"), all as amended, and will in addition conduct its activities under this Agreement in accordance with regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

         (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. Subject to the review of BT and the Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion; and

         (c) will maintain books and records with respect to the Portfolios' securities transactions and will render to BT and the Trustees the reports outlined in Exhibit C hereto and such periodic and special reports as BT and/or the Trustees may reasonably request.

         (d) BT shall make all reasonable efforts to ensure that any custodian appointed by the Portfolio comply with the Sub-Adviser's instructions, provided that such instructions are pursuant to this Agreement

      3. Services Not Exclusive. The investment management services rendered by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

      4. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Portfolio and further agrees to surrender, or cause to be surrendered, promptly to the Portfolio any of such records upon BT's and/or the Portfolio's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

      5. Expenses. It is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, all taxes, costs, charges and expenses properly incurred in connection with the investment and management of the Portfolio or the acquisition, disposal or maintenance of any investment of the Portfolio (excluding in-house administration costs of the Sub-Adviser in the nature of rent for the Sub-Adviser's premises, computer charges, salaries, research costs and like expenses) or in acting under this Agreement and the Sub-Adviser may cause them to be deducted from the Portfolio.

      6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, BT will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, equal to the percentage indicated on Exhibit A of BT's monthly compensation receivable pursuant to the Investment Advisory Agreement. Any subsequent change in the Investment Advisory Agreement which has the effect of raising or lowering the compensation of BT will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser under this agreement. In addition, if BT has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Adviser's fee payable under this Agreement will be proportionately waived in whole or in part. BT shall provide to the Sub-Adviser supporting documentation each month showing how the fee is calculated. The fee shall be paid in US dollars into a bank account nominated by the Sub-Adviser and advised to BT.

      7. Limitation of Liability of the Sub-Adviser; Indemnification. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by BT or a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Further, BT will indemnify and defend the Sub-Adviser and hold it harmless against any loss or claims or any demands or proceedings made by any person, in any way arising from its appointment hereunder, except as may result from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. The provisions of this section 7 shall survive termination of this Agreement.

      8. Duration and Termination. This Agreement shall be effective as of the date this Agreement shall have been approved by the Trustees and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and as reflected on Exhibit A hereto and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement may be terminated at any time, with respect to any Portfolio, without the payment of any penalty, by the Trustees, by BT upon notification to the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser at any time, without payment of any penalty, on 90 days' written notice to BT and to the Portfolio. This Agreement will automatically terminate in the event of its assignment. (As used in this Agreement, the terms, "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

      9. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Portfolio.

      10. (a) Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

              (i)  The Sub-Adviser is registered under the Advisers Act;

              (ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under, this Agreement;

              (iii) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

              (iv) The performance by the Sub-Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

     (b) Covenants. The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect,

              (i) The Sub-Adviser shall remain registered under the Advisers
                  Act; and

              (ii) The performance by the Sub-Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

(c) Representations and Warranties of BT

BT hereby represents and warrants as follows:

(i) BT has delivered true and correct copies to the Sub-Adviser, and agrees to promptly notify and deliver to the Sub-Adviser, all future amendments and supplements to, Form N-1A, the prospectus for each Portfolio, the Statement of Additional Information for each Portfolio and such other documents or instructions governing the instruments and investment policies and practices of the Portfolio which are relevant to the Sub-Adviser's performance of its duties under this Agreement; and

(ii) BT has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

(iii) each Portfolio is duly registered with the SEC under the 1940 Act.

      11. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Sub-Adviser at Level 15 The Chifley Tower , 2 Chifley Square, Sydney, NSW 2000, Australia, Attention to the Legal Manager, phone 612 9259 3602, fax 612 9259 9718; (b) to BT at 130 Liberty Street (Bankers Trust Plaza), New York, New York 10006; or (c) to a Portfolio c/o Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222.

      12. Waiver. With full knowledge of the circumstances and the effect of its action, the Sub-Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in any Portfolio, other than beneficial interests in the Portfolio at their then net asset value, which arise out of any action or inaction of the Portfolio under this Agreement.

      13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of New York of the United States, without reference to principles of conflicts of law.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                             BT FUND MANAGERS

                                        (INTERNATIONAL) LIMITED



                                    By:
                                    Name:
                                    Title:





Attest:                             BANKERS TRUST COMPANY



                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT A
                                     to the
                        SUB-INVESTMENT ADVISORY AGREEMENT


BT shall pay Sub-Adviser 100% of BT's monthly compensation receivable pursuant to the Investment Advisory Agreement after the application of waivers and/or reimbursements, if any, with respect to Latin American Equity Portfolio.

With respect to International Equity Portfolio, BT shall pay Sub-Adviser for those assets which Sub-Adviser participates in managing [50]% of BT's monthly compensation receivable pursuant to the Investment Advisory Agreement with respect to such assets after the application of waivers and/or reimbursements, if any.

                              EXHIBIT B - FORM N-1A

                               EXHIBIT C - REPORTS

All calculations and values in the reports are in US dollars unless otherwise indicated, the reports shall contain at least the following information as at a stated end of period date;

1) A quarterly review of each Portfolio, including market commentary, performance, performance analysis and the Sub-Adviser's portfolio strategy.

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


BT Investment Funds
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------